                                                                   EXHIBIT 10.17



THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                                   WARRANT NO.:
                                                                ________________


                        WARRANT FOR PURCHASE OF SHARES OF
                                 COMMON STOCK OF
                                 NET4MUSIC INC.


         For value received, _______________________________, or his, her or its
registered assigns (the "Holder"), is entitled to purchase from Net4Music Inc., a Minnesota corporation (the "Company"), at any time prior to ____________, 2005 (the "Expiration Time") __________________ duly authorized, fully paid and nonassessable shares of the Company's Common Stock (such class of stock being hereinafter referred to as the "Common Stock" and such Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Stock"), at a price of $0.66 per share.

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company prior to the Expiration Time accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon delivery of payment to the Company prior to the Expiration Time, by cash, certified check or bank draft, of the exercise price for such shares. The Company agrees that the Warrant Stock so purchased shall be and is deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Stock as aforesaid. Certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder within a reasonable time not exceeding 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, the Company shall not be required to deliver any certificates for shares of Warrant Stock, except in accordance with the provisions and subject to the limitations of Paragraph 5 below.

         2. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of this Warrant.

         3. The foregoing provisions are subject to the following:

                  (a) The Warrant exercise price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the Warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant exercise price resulting from such adjustment.

                  (b) In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant exercise price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant exercise price in effect immediately prior to such combination shall be proportionately increased.

                  (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of it's the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("substituted property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if the Holder had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (d) Upon any adjustment of the Warrant exercise price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company, until exercised.

         5. The Holder, by acceptance hereof, represents and warrants that (a) the Holder is acquiring this Warrant for the Holder's own account for investment purposes only and not with a view to its resale or distribution and (b) the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws, an exemption from such registration, the availability of which the Company shall determine in its reasonable discretion, or an opinion of counsel reasonably acceptable to the Company that such registration is not required, (y) the Company will not accept the exercise of this Warrant or issue certificates for shares of Warrant Stock and (z) neither this Warrant nor any shares of Warrant Stock may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Stock is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Warrant Stock shall be stamped with appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any shares of Warrant Stock of the Holder's intention to do so, describing briefly the manner of any proposed exercise or transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such exercise or transfer may be effected.

         6. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

         7. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         8. (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration into shares of Company Common Stock as provided for in this Section 8. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the

Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as defined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

                  (b) The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying
         (i) the total number of shares of Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

                  (c) At any closing under Section 9(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Company Common stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

                  (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

                           (i) if the principal market for the Common Stock is a
                  national securities exchange or the Nasdaq Stock Market, the reported closing sale price of the Common Stock on such exchange or the Nasdaq Stock Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                           (ii) if sale prices are not available or if the
                  principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq Stock Market, the average between the closing bid and asked prices as of such date, as so reported by the OTC Bulletin Board, the National Quotation Bureau, Inc. or other comparable reporting service; or

                           (iii) if paragraphs (i) and (ii) above are otherwise
                  inapplicable, such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

     IN WITNESS WHEREOF, Net4Music Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ________________, 2001.

                                         NET4MUSIC INC.


                                         By
                                            -----------------------------------
                                            Its

To: Net4Music Inc.



                                                NOTICE OF EXERCISE OF WARRANT
                                                To Be Executed by the Registered
                                                Holder in Order to Exercise the
                                                Warrant



The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                                --------------------------------
                                                (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (_____________________)             Address:

                                                --------------------------------

                                                --------------------------------


Date:  _________, 20__                          --------------------------------
                                                Signature*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________________________________________________ the right to purchase the securities of Net4Music Inc. to which the within Warrant relates and appoints ____________________, attorney, to transfer said right on the books of Net4Music Inc. with full power of substitution in the premises.


Dated:________________, 20____
                                                --------------------------------
                                                (Signature)


                                                Address:

                                                --------------------------------

                                                --------------------------------

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                             pursuant to Section 8)

TO:      NET4MUSIC INC.

         The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in
Section 8 therein.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any fractional share to:


         Name
              ---------------------------------------------------------
                     (Please print name)

         Address
                 ------------------------------------------------------

                 ------------------------------------------------------

         Social Security No
                            -------------------------------------------

And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

         Signature
                   ----------------------------------------------------


         NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the preceding assignment form.

                          DATES AND AMOUNTS OF WARRANTS
                   ISSUED TO REGISTRANT'S DIRECTORS, OFFICERS
                           AND PRINCIPAL SHAREHOLDERS



             NAME                                     DATE OF ISSUE                      NUMBER OF SHARES
             ----                                     -------------                      ----------------
Philip Sean Lafleur                                       9/28/01                              76,000
Barbara S. Remley                                         9/28/01                               7,500
J. M. Hixon Partners, LLC                                 9/28/01                             378,788
BGL Investment Partners S.A.                              9/28/01                             757,575
Francois Duliege                                          9/28/01                              23,000
Viventures FCPR                                           9/28/01                             227,273
FCPR Robertsau Investissement*                            9/28/01                              39,394
International Sequoia
    Investments Ltd.*                                     9/28/01                              75,758
InnovaFrance 99 FCPI*                                     9/28/01                              75,000
Avenir Finance Partners*                                  9/28/01                              75,000



*Affiliate of a director